SCHEDULE 14A
                         (RULE 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14a INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[    ]    Preliminary Proxy Statement
[ X]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule
     14a-12
[   ]     Confidential, for the Use of the Commission Only (as
     permitted by Rule 14a-6(e)(2))

                          INITIO, INC.



        (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]     Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:



     (2) Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:




[   ]  Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:



     (2)  Form, Schedule or Registration Statement No.:



     (3)  Filing Party:



     (4)  Date Filed:


                          Initio, Inc.
                         10 Henry Street
                  Teterboro, New Jersey  07608


           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 8, 2002
To the Shareholders of
INITIO, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Sharehol ders of INITIO, INC. (the "Company"), a Nevada corporation, will be held at the Company's office at 10 Henry Street, Teterboro, New Jersey 07608, on Monday, July 8, 2002, at 11:00 a.m., local time, for the following purposes:

     I. To elect one director to serve a term of three years subject to the provisions of the By-laws, and until his successor has been duly elected and qualified;

     II. To consider and act upon a proposal to approve an agreement between the Company and Pioneer Ventures
          Associates Limited Partnership;

     III. To consider and act upon a proposal to approve the selection of Rogoff & Co. P.C. as the Company's independent auditors for the fiscal year ending April
          30, 2002; and

     IV. To transact such other business as may properly come before the meeting or an adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on May 29, 2002 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

              By order of the Board of Directors.

                                   /s/ Martin Fox
                                   Martin Fox
                                   President

Teterboro, New Jersey
June 11, 2002


                           IMPORTANT
       IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
       REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
     INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
        IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
       REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
                          INITIO, INC.
                         10 Henry Street
                   Teterboro, New Jersey 07608






                  P R O X Y  S T A T E M E N T

                               for

                 ANNUAL MEETING OF SHAREHOLDERS

                     to be held July 8, 2002




                                                    June 11, 2002


     The enclosed proxy is solicited by the Board of Directors of Initio, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Shareholders to be held at the Company's office at 10 Henry Street, Teterboro, New Jersey 07608 on Monday, July 8, 2002, at 11:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of:

      electing Robert A. Lerman, the nominee listed below, as a director;

      approval of the agreement between the Company and Pioneer
       Ventures Associates Limited Partnership; and

      approval of the selection of Rogoff & Co. P.C. as the Company's independent auditors for the fiscal year ending
       April 30, 2002.


     The record date with respect to this solicitation is the close of business on May 29, 2002 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 10 Henry Street, Teterboro, New Jersey 07608, and its telephone number is (201) 462 - 9000. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about June 11, 2002.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone.
The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The
Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                       OUTSTANDING SHARES

     The number of outstanding shares entitled to vote at the meeting is 4,646,004 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the approval of the election as a director of the nominee listed below, approval of the agreement between the Company and Pioneer Ventures Associates Limited Partnership and approval of the Company's auditors, Rogoff & Co. P.C. as the Company's auditors for fiscal 2002. Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.


                     ELECTION OF DIRECTORS

     The person named below, who is currently a member of the Board of Directors, has been nominated for election to serve for a term of three years and until his successor has been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominee named below. The nominee has consented to serve as a director if elected.

     If at the time of the Annual Meeting, the nominee is unable or declines to serve, the present Board of Directors shall nominate another person to fill the vacancy and the proxies may be voted for any other person nominated.

    Name and Age     Positions with Director  Number of Shares  Current Percent
                       the Company   Since   Beneficially Owned  Term   of Class
                                                  as of         Expires
                                               May 28, 2002

Robert A. Lerman, 67    Director     1998         893,495       4/30/02  19.24%

*Mr. Lerman owns 4,400 of these shares directly and 889,095 shares are owned indirectly.

Meetings and Committees of the Board of Directors.

     The Board of Directors of the Company met four times during the fiscal year which ended on April 30, 2002. All of the directors attended more than 75% of the total number of meetings of the Board of Directors and committees on which he serves.

     The Company has an Audit Committee which consists of Mr. Robert Lerman, Dr. Paul Lerman and Mr. James Holzinger and has the obligations specified in the Audit Committee Charter (attached hereto as Appendix A). All of the members of the Company's Audit Committee are independent as independence is defined in Rule 4200 of the Nasdaq Stock market rules.

Report of the Audit Committee

     The following shall not be deemed to be soliciting material or to be filed with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

     With respect to the audit of the fiscal year ended April 30, 2002, the Audit Committee met one time.

     In the course of the meeting, the Audit Committee discussed with the Companys independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, Communication with Audit Committees, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee also reviewed and discussed the audited financial statements with the Company's management.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence
Standard No. 1, as amended, Independence Discussions with Audit
Committee, by the Independence Standards Board and have discussed with the auditors the auditors independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Companys Annual Report on Form 10-KSB for the fiscal year ended April 30, 2002.

                                     Audit Committee
                                   Robert Lerman
                                   Dr. Paul Lerman
                                   James Holzinger

Fiscal 2002 Audit Firm Fee Summary

During fiscal year ended April 30, 2002, the Company retained its principal auditor, Rogoff & Co. P.C., to provide services in the following categories and amounts:

     Audit Fees                              $21,338.00
     All Other Fees                     $  6,000.00


     The Company also has a Compensation Committee, the current members of which are Messrs. DeStefano and Fox. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies which govern annual and long-term compensation for the Company's executives. The Compensation Committee is also empowered to grant Stock Options pursuant to the Company's Stock Option Plans and to administer such Plans. The Compensation Committee did not formally meet during fiscal 2002.

The Company does not have a nominating committee.


Directors and Executive Officers of the Company

       The Company's Board of Directors is a classified board, with one-third of the directors being elected each year for a term of three years. The following table sets forth certain information with respect to each director and executive officer of the Company:

Name and Age           Positions with  Current      Served As
                         the Company     Term    Director Since
                                       Expires

Daniel A. DeStefano,   Chairman of       2003         1969
69                     the Board,
                       Director

Martin Fox, 67         President,        2003         1978
                       Secretary,
                       Director

James J. Holzinger,    Director          2004         1998
66

Dr. Paul Lerman, 61    Director         2004          1999

Robert A. Lerman, 67   Director          2002         1998


     Paul Lerman and Robert Lerman are cousins.

     Mr. DeStefano is a founder of the Company and has been Chairman of the Board of the Company since 1969.

     Mr. Fox joined the Company in 1972 and has been President of the Company for more than five years.

     Mr. Holzinger is, since 1996, retired. From 1993 - 1996 he was an Executive Vice President in the commercial lending department of Summit Bank.

     Dr. Lerman became a Director in April, 1999. Dr. Lerman has been the Dean of the Samuel J. Silberman College of Business Administration at Fairleigh Dickinson University since 1990 and a Professor of Business Administration since 1970. Dr. Lerman is also a Director of NeuroCorp., Ltd. a provider of contract medical research and data analysis, and non-medical manager of facilities treating memory disorders.

     Mr. Lerman has been President and a Director of Pioneer Ventures Corp., the manager of the general partner of Pioneer Ventures Associates Limited Partnership, since 1997. Mr. Lerman is also the President and a Director of Pioneer Capital Corp., an investment banking company.

     Each officer's term expires at each annual meeting of the Board of Directors of the Company, or when their successors are elected and qualified to serve in their stead.

     The Company pays directors, other than full time employees, an annual retainer of $3,000 plus $500 and out-of-pocket expenses for each Board meeting attended in person or $250 if a non-employee director attends a Board meeting via telephone.


             COMPENSATION OF DIRECTORS AND OFFICERS

     The following table sets forth cash compensation (consisting entirely of salary) paid (or accrued for) by the Company to its President and Chairman of the Board. Except as set forth in the following table, none of the executive officer's aggregate remuneration exceeded $100,000 for the three fiscal years ended April 30, 2002:


                   SUMMARY COMPENSATION TABLE

              Name and           Year        Annual
         Principal Position               Compensation

         Martin Fox,             2002             $1.00
         President               2001         36,000.00
                                 2000        150,000.00


         Daniel DeStefano,       2002             $1.00
         Chairman of the         2001         36,000.00
         Board                   2000        150,000.00




     On March 25, 1998, the Company granted 250,000 stock options to each of Mr. Fox and Mr. DeStefano at an exercise price of $1.95 pursuant to the Company's 1996 Employee Stock Option Plan.
These options are presently exercisable.

     In order to conserve the Company's cash, Messrs. Fox and DeStefano each agreed to reduce their compensation to $1.00 for the fiscal year ended April 30, 2002. In May 2002, the Board of Directors of the Company granted Messrs. Fox and DeStefano stock options for each to purchase 150,000 shares of the Company's common stock at an exercise price of $.91 per share. One half of the options granted to each of Messrs. Fox and DeStefano are currently exercisable and the balance of the options are exercisable in May, 2003.

     The Company does not have employment agreements with any of its executive officers.


                     PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of May 28, 2002. certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

Name and Address of          Amount and Nature       Percent
Beneficial Owner               of Beneficial         of Class
                                 Ownership

Martin Fox                     1,563,585 (1)          33.65%
2500 Arrowhead Drive
Carson City, Nevada 89706

Daniel A. DeStefano            1,065,010 (2)          22.92%
2500 Arrowhead Drive
Carson City, Nevada 89706

DeStefano Children Trust         530,546 (3)          11.42%
c/o John McConeghy
42 Sterling Lane
Wayne, New Jersey 07470

Melvyn I. Weiss                   248,650 (4)          5.35%
One Pennsylvania Plaza
New York, New York 10119

Pioneer Ventures                 880,000 (5)          18.94%
Associates
  Limited Partnership
651 Day Hill Road
Windsor, Connecticut
06095

Robert A. Lerman                 893,495 (6)          19.23%
651 Day Hill Road
Windsor, Connecticut
06095

James J. Holzinger                 10,000               *
7 Canterbury Way
Wayne, New Jersey  07470

Dr. Paul Lerman                      --                 --
1000 River Road
Teaneck, New Jersey 07666

All Executive Officers           3,532,090            76.02%
and Directors as a Group
(5 persons)

     * Less than 1%.

     (1) This amount includes 101,984 Shares owned by trusts for the benefit of Mr. Fox's children of which Mr. Fox is a trustee and of which Mr. Fox disclaims beneficial ownership. Mr. Fox has shared voting and investment power over the Shares owned by such trusts. This amount also includes 101,796 Shares owned by the Martin Fox Retirement Trust. This amount does not include 53,433 Shares owned by a trust for the benefit of unrelated persons of which Mr. Fox is a trustee and of which Mr. Fox disclaims beneficial ownership. This amount also includes 325,000 shares which Mr. Fox has the right to acquire pursuant to a currently exercisable stock option.

     (2)  This amount includes 172,638 Shares owned by the Daniel
       DeStefano Retirement Trust.  This amount also includes
       325,000 shares which Mr. DeStefano has the right to acquire pursuant to a currently exercisable stock option.

     (3) Owned by the DeStefano Children Trust for the benefit of Mr. DeStefano's adult children, of which the trustees are Messrs. John McConeghy and Fred DeStefano (Mr. Daniel
       A. DeStefano's brother).

     (4) This amount also includes 101,984 Shares owned by trusts for the benefit of Mr. Fox's adult children of which Mr. Weiss is a trustee and of which Mr. Weiss disclaims beneficial ownership. Mr. Weiss has shared voting and investment power over the Shares owned by such trusts.

     (5) Pursuant to an agreement (the "Agreement") between the Company and Pioneer Ventures Associates Limited Partnership ("Pioneer"), Pioneer agreed to convert Convertible Debentures having an aggregate principal amount of $1,500,000 into 880,000 shares of the common stock of the Company. Pursuant to the Agreement, Pioneer received a value support right which gives it the right to receive a minimum of 120,000 shares of the Company's common stock and, under certain circumstances, the right to receive an additional 720,000 shares of the Company's common stock. The Agreement and the transactions contemplated therein are subject to approval of the Company's shareholders at the annual meeting of the Company's shareholders on July 8, 2002. The holders of a majority of the Company's common stock have contractually agreed to vote in favor of the approval of the Agreement.

     (6) This amount includes (i) 880,000 shares held by Pioneer Ventures Associates Limited Partnership as described in footnote (5) above; (ii) 4,400 shares held by Robert Lerman, (iii) 3,500 shares held by Pioneer Capital Corp., a corporation which Mr. Lerman is the owner of 50% of the issued shares of, (iv) 5,495 shares held by the Robert A. Lerman Money Pension Plan & Trust, and (v) 100 shares held by Ellen Lerman, his wife which Mr. Lerman disclaims beneficial ownership of.

Certain Relationships and Related Transactions

     See the "Proposal to Approve the Agreement with Pioneer
Ventures Associates Limited Partnership".

Proposal to Approve the Agreement with Pioneer Ventures
Associates Limited Partnership

     On February 25, 1998, the Company entered into the Debenture Commitment Agreement (the "Debenture Commitment Agreement") with Pioneer Ventures Associates Limited Partnership ("PVALP") pursuant to which PVALP agreed to make certain loans to the Company to be repaid by the Company in accordance with the terms of convertible subordinated debentures. PVALP initially loaned $3,000,000 to the Company and the Company issued the First Subordinated Debenture due May 1, 2003 (the "First Debenture").

     In December 1998, pursuant to the terms of the Debenture
Commitment Agreement, PVALP loaned an additional $500,000 to the Company and the Company issued to PVALP the Second Subordinated
Debenture due December 23, 2003 (the "Second Debenture").

     The terms of the Debenture Commitment Agreement included the condition that the principal stockholders of the Company (the "Principal Stockholders"), which include Messrs. DeStefano and Fox, enter into a voting agreement (the "Voting Agreement"). The Voting Agreement provided that so long as there is any unpaid principal amount or interest due on either of the First or Second Debentures, the Principal Stockholders would vote all of their Common stock for the election of PVALP designee as a director of the Company.

     In May 1999, the Company completed the sale of certain operating assets of Deerskin Trading Post, Inc. to Advanced Medical Sciences, Inc. ("AMDS"). The purchase price included the issuance of a $2,000,000 debenture by AMDS to PVALP and the concurrent cancellation of $2,000,000 principal amount of the First Debenture. Additionally, as a result of this transaction, the conversion price on the remaining principal amount of the First Debenture was adjusted to $2.50 per share.

     In April 2002, the Company and PVALP entered into an agreement (the "2002 Agreement") pursuant to which PVALP agreed to convert its remaining debentures having an aggregate principal amount of $1,500,000 into 880,000 shares of the common stock of the Company (the "Conversion Shares"). The 2002 Agreement is subject to the approval of the Shareholders of the Company and, if so approved, will be effective as of April 26, 2002. In addition, under the 2002 Agreement PVALP will receive 880,000 value support rights (the "Value Support Right"). The Value Support Right provides that, subject to the terms and conditions of the Value Support Rights certificate (the "Rights Certificate") PVALP is entitled to receive a minimum of 120,000 shares of the Company's common stock, and may receive on April 29, 2004 an additional 720,000 shares of the Company's common stock. The value of each right shall, subject to adjustment as provided in the Rights Certificate, be equal to the difference between $1.70 and the average last sale price for the Company's common stock (or the average of the last bid and last ask price for such shares with respect to any trading day on which the Company's common stock does not trade) on the Nasdaq SmallCap market during the last 10 consecutive trading days ending on April 29, 2004.

     Pursuant to the 2002 Agreement, the Voting Agreement was amended. The amended Voting Agreement requires the Principal Stockholders to vote all of their common stock for the election of Robert A. Lerman and Dr. Paul Lerman or the two nominees of PVALP 's general partner, Venture Management Partners LLC, so long as PVALP owns Conversion Shares that are equal to or greater than 5% of the issued and outstanding common stock of the Company. The amended Voting Agreement also provides that the Principal Shareholders may not transfer any of their common stock to any affiliate without PVALP's prior written consent.

     The Principal Stockholders and certain others who in the aggregate hold a majority of the Company's common stock have, pursuant to the 2002 Agreement, agreed to vote in favor of approval of the 2002 Agreement.

     The Board of Directors of the Company is recommending the approval of the 2002 Agreement and the transactions contemplated therein. If the 2002 Agreement is not approved by the Company's shareholders, the First and Second Debentures will be reinstated and will be in full force and effect in accordance with their respective terms. The description of the 2002 Agreement set forth above is qualified in its entirety by reference to the text of the 2002 Agreement set forth in Exhibit A.

                     SELECTION OF AUDITORS

     The Company's financial statements for the fiscal year ended
April 30, 2002 were examined by Rogoff & Co. P.C.  The Board of
Directors recommends the selection of Rogoff & Co. P.C. as independent auditors to examine the company's financial statements for the fiscal year ended April 30, 2002.

     Representatives of Rogoff & Co. P.C. are expected to be present at the annual meeting of Shareholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                         OTHER MATTERS

     The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting.


                          UNDERTAKING

     The Company undertakes to provide without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year. The request made in writing shall be addressed to Martin Fox, Initio, Inc., 10 Henry Street, Teterboro, New Jersey 07608.


                     SHAREHOLDER PROPOSALS

     Proposals by any shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Corporation for inclusion in material relating to such meeting not later than March 15, 2003.


               By Order of the Board of Directors,

                    /s/ Martin Fox

                    Martin Fox
                    President
                                                       APPENDIX A

                          INITIO, INC.

            Audit Committee of the Board of Directors

                             CHARTER
                   __________________________

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Initio, Inc. (the "Corporation") to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     1.Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     2. Review and appraise the audit efforts of the Corporation's independent accountants.

     3.Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in
Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director is precluded from Committee membership if, among other things, he or she has:

         been employed by the Corporation or its affiliates in the current or past three years;
    accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year
(except for board service, retirement plan benefits, or non-discretionary compensation);
    an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;
             been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporations securities) that exceed five percent of the organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
    been employed as an executive of another entity where any of the Corporation's executives serve on that entitys compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until the next annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     1.The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

     2.A majority of the entire Committee membership shall constitute a quorum for the transaction of business and the vote of a majority of the Committee members present at the taking of the vote, if a quorum is then present, shall be the act of the Committee. Committee members may neither be present nor vote by proxy.

     3.Any action by the Committee may be taken without a meeting if all Committee members consent in writing to the adoption of a resolution authorizing the action. The resolution and consent shall be filed with the Committee minutes.

     4.Any one or more Committee members may participate in a Committee meeting by means of a conference telephone or similar communications equipment allowing all persons participating to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

IV.  RESPONSIBILITIES

     To fulfill its responsibilities and duties the Audit
Committee shall:

Documents/Reports Review

     1.Review and assess the adequacy of this Charter periodically, at least annually, and update it as conditions dictate. Ensure that eligibility to serve on this Committee remains consistent with any rulemaking promulgated by the Securities and Exchange Commission or Nasdaq, as appropriate.

     2.Review the Corporation's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any audit or review opinion, certification or report rendered by the independent accountants.

     3.Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     4.Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness.

     5.Review the performance of the independent accountants and approve any proposed reappointment or discharge of the independent accountants when circumstances warrant.

     6.Review types of services rendered to the Corporation by the independent accountants and approve the fees and other compensation to be paid to the independent accountants.

     7.On an annual basis, the Committee should review and discuss with the independent accountants the scope of the annual audit and quarterly reviews and all significant relationships the independent accountants have with the Corporation to ensure their independence. The Committee is responsible for assuring the accountants' independence.

     8.Periodically consult with the independent accountants out of the presence of management about internal controls and the adequacy and accuracy of the Corporation's financial statements and disclosures.

Financial Reporting Process

     9.In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

     10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.
     11. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

     12. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

     16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to disseminate and enforce this Ethical Code.

     17. Review managements' monitoring of the Corporation's compliance with the Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     18. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

     19. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

Other

     20.  Perform any other activities consistent with this
          Charter, the Corporation's By-laws and governing law,
          as the Committee or Board deems necessary or
          appropriate.
1
                                                        Exhibit A

                            AGREEMENT


     AGREEMENT DATED as of the 26th day of April, 2002 by and

between PIONEER VENTURES ASSOCIATES LIMITED PARTNERSHIP, having an office at 651 Day Hill Road, Windsor, Connecticut 06095

("Pioneer") and INITIO , INC. having an office at 10 Henry

Street, Teterboro, New Jersey 07608  ("Initio").

     WHEREAS, as evidenced by those certain convertible

debentures, dated December 23, 1998 and  May 1, 1999,

respectively Pioneer loaned Initio, $500,000 and $1,000,000 (each a "Debenture" and collectively hereinafter referred to as the

"Debentures"); and

     WHEREAS, Pioneer and Initio agree that the Debentures shall be converted pursuant to the terms and conditions herein;

     NOW THEREFORE, in consideration of the mutual promises

contained herein, the parties agree as follows:

     1.   Exercise of Debentures.  Subject to the terms and

conditions of this Agreement, Pioneer hereby irrevocably

exercises its option to convert the Debentures into 880,000

shares of the Common Stock of Initio (the "Conversion Shares")

and Pioneer hereby waives any and all accrued but unpaid interest due on the Debentures.

     2.   Stock Certificates for Conversion Shares.  Each

certificate evidencing the Conversion Shares shall bear the

following legend:

       "The securities represented hereby have not been

       registered under the Securities Act of 1933, as

       amended, and may not be offered, sold, transferred

       or otherwise disposed of except in compliance with

       such laws."

       Initio hereby confirms its understanding that under Rule

144, of the General Rules and Regulations under the Securities

Act of 1933, as amended, Pioneer's holding period with respect to the Conversion Shares began when the respective Debentures were issued.

     3.   Issuance of Conversion Shares.  In order to exercise

the conversion privilege, Pioneer is, concurrently with the

execution hereof, surrendering the Debentures to Initio and such

Debentures will be canceled and will no longer be obligations of

Initio subject to the return of the Debentures as provided in section 4 below.  Immediately after the approval of this

Agreement and the transactions contemplated hereby at the meeting of shareholders referred to in Section 4, below, Initio shall issue and deliver to Pioneer certificate(s) for the 880,000

Conversion Shares.  The conversion of the Debentures shall be deemed to have been effected on the date hereof.

     4.   Shareholders Meeting; Value Support Right.  After the

execution of this Agreement, and prior to July 10, 2002, Initio will hold a meeting of its shareholders and will include as one of the matters submitted to a vote of its shareholders, this

Agreement and the transactions contemplated hereby, including,

the issuance of one value support right with respect to each

Conversion Share evidenced by certificate(s) substantially in the form of Exhibit A to this Agreement (the "Value Support Right").

Initio will issue Pioneer certificate(s) evidencing such Value

Support Rights immediately after shareholder approval, provided,

however, if Initio's Shareholders do not approve this Agreement and the transaction contemplated hereby, Initio will immediately reissue and deliver the Debentures to Pioneer as of the original dates thereof with all prior accrued and unpaid interest, and interest which would have accrued between the commencement of this Agreement and the reissuance of the Debentures. Upon the return of the Debentures, the Debentures will be fully reinstated

and continue to be in full force and effect in accordance with their respective original terms.

     5.   Agreements Concerning Directors.  So long as Pioneer

owns Conversion Shares that are equal to or greater than 5% of the issued and outstanding common stock of Initio, Initio shall nominate to include in the list of candidates for directors

recommended by the Board of Directors, and use its best efforts to have elected, both Robert A. Lerman and Dr. Paul Lerman or the two nominees of Pioneer's general partner, Ventures Management

Partners LLC.  In furtherance of the foregoing, Pioneer, Martin

Fox, Daniel DeStefano and certain other Shareholders of Initio shall simultaneously with the execution of this Agreement,

execute an Amended and Restated Voting Agreement in substantially the form of Exhibit B attached hereto.

     6.   Representations of Initio.  Initio, except as set forth

herein or in documents that it has filed with the Securities and

Exchange Commission (the "SEC"), hereby represents and warrants to Pioneer as follows:

       a.Corporate Organization, Standing and Subsidiaries.

Initio is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power, legal right and authority to conduct its business and own, lease and operate its properties as and in the places where such business is now conducted and such

properties are now owned, leased or operated except as stated in

4(d) below.  Initio has only one subsidiary,  Initio Acquisition

Corp. (the Subsidiary).  The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power, legal right and authority to conduct its business and own,

lease and operate its properties as and in the places where such business is now conducted and such properties are now owned,

leased or operated.  The Subsidiary is wholly owned by Initio.

       b.Property.  Initio, either directly or indirectly

through the Subsidiary, has good and marketable title to all its material assets in each case free and clear of all liens, except

(i) liens disclosed in documents filed with the SEC, (ii) the lien, if any, of current taxes not yet due and payable, (iii)

such minor imperfections in title and encumbrances, if any, as do not materially detract from the value or interfere with the

present use thereof and (iv) liens created pursuant to equipment finance leases not exceeding $100,000 in total.

       c.Default.  Other than with respect to the Debentures,

Initio and the Subsidiary are not in violation of, breach of or default under, and no event (including, without limitation,

execution of and consummation of the transactions provided for in this Agreement) has occurred which with the passage of time or notice from or action by any party thereto or otherwise could result in a violation of or default under, or give any other person the right to terminate, as the case may be, any indenture,

mortgage, security, loan, lease or other material agreement to which Initio or the Subsidiary is a party or by which it is bound or result in the creation, imposition or acceleration of any material lien of any nature in favor of any other person.

       d.Permits; Compliance with Laws.  Other than as disclosed

herein, Initio and the Subsidiary possess all necessary valid licenses, permits, franchises, consents, authorizations and

approvals of or from governmental departments, agencies and

instrumentalities for the business and operations of Initio and the Subsidiary as presently conducted and are not in material default with respect to nor in violation of, and have not

received notice of any violation of or any proceedings for the termination or revocation of, any such license, permit,

franchise, consent, authorization or approval or, to the best of its knowledge, any applicable Federal, state, local or foreign law, statute, ordinance, regulation, order or requirement

relating to its business, operations or assets, or the use

thereof, which default or violation could have a materially

adverse affect upon its business or operation, provided, however,

although Subsidiary is an active business in the State of New

Jersey, its Annual Report for 1999 is listed by the State of New

Jersey as having not been filed (the "Status"). To the best of

Subsidiary's knowledge, such report has been filed and Subsidiary hereby agrees to attempt to rectify the Status as soon as

practicable.  Without limiting the generality of the foregoing,

Initio has not received any notice of delisting from Nasdaq.

       e.Litigation.  There are no actions, suits, claims,

arbitrations, administrative or other proceedings or governmental investigations seeking $10,000 or more in damages pending or, to the best of Initio's knowledge, threatened against, relating to or affecting Initio or the Subsidiary, or their respective

business, operations or assets, whether or not fully covered by insurance or which question or seek to prevent consummation of the transactions provided for in this Agreement, whether at law or in equity, or before or by any Federal, state, local, foreign or other governmental department, agency or instrumentality nor to the best of its knowledge is there any basis therefore.

Initio and the Subsidiary are not bound or adversely affected by or in default with respect to any judgment, order, writ,

injunction or decree of any court or of any governmental

department, agency or instrumentality.

       f.Financial Statements.  The Financial Statements (as

that term is hereinafter defined) are true, correct and complete in all material respects and in conformity with the books and records of Initio, have been prepared in accordance with

generally accepted accounting principles and practices

consistently applied through the periods covered (except as

otherwise stated therein) and fairly present in all material respects the financial condition and results of operations of

Initio, as at the dates thereof and for the periods covered

thereby.

       g.No Adverse Changes.  Since January 31, 2002, there have

been no changes in the financial condition, assets, liabilities,

operating results or business of Initio or the Subsidiary, other than changes in the ordinary course of business, which have been,

individually or in the aggregate, materially adverse, nor has there been any material damage, destruction or loss of any of its property, and the business and operations of the Initio and the

Subsidiary have been conducted only in the usual, regular and ordinary course.

       h.Taxes.  Initio and the Subsidiary (i) have filed all

applicable federal, state, county and local tax and franchise returns and reports required to be filed by it and have paid (or,

as to taxes not currently due and payable, have made adequate provision in accordance with generally accepted accounting

principles for the payment of) all income and other taxes,

assessments, franchise fees and other governmental charges

required by law (including, without limitation, withholding,

social security, payroll and similar taxes) and all interest and penalties, if any, thereon and (ii) is not a party to any pending action or proceeding by any governmental authority for the

assessment or collection of any taxes, assessments, franchise fees or other governmental charges and no claim for any thereof is pending.

       i.Authorization Validity.  Other than as provided in

Section 4 above, this Agreement has been duly authorized and constitutes the valid and legally binding obligations of Initio in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency and other laws relating to or affecting creditors' rights generally and subject also to general principles of equity affecting the right to specific performance and injunctive relief.

       j.Approvals.  Other than the filing of a notification

form for the listing of additional shares with Nasdaq or as

stated in Section 4 above, no authorization or approval of, or filing with, or compliance with any applicable order, judgment,

decree, statute, rule or regulation of, any court or governmental authority, or approval, consent, release or action of any third party is required in connection with the execution and delivery by Initio of or the performance or satisfaction of any agreement of Initio contained in or contemplated by this Agreement.

       k.Capital Stock; Ownership.  The authorized securities of

Initio consists of 10,000,000 shares of Common Stock, $.01 par value, of which, as of the date hereof, 4,646,004 are

outstanding.  Other than as set forth in documents that it has filed with the SEC, (i) no other shares of Common Stock of Initio or other securities are issued or outstanding or committed for issuance and (ii) Initio has no other outstanding stock options,

warrants or other convertible securities, except for the

Debentures.

       l.Complete Disclosure.  No representation, warranty or

statement, written or oral, made by Initio in this document

furnished or to be furnished to Pioneer including any and all documents filed with the SEC within the past 12 months, pursuant hereto or otherwise, in connection with the transactions

contemplated hereby, has contained, contains or will contain at the closing date any untrue statement of a material fact or has omitted, omits or will omit at the closing date a material fact required to be stated therein or necessary to make the statements contained therein not misleading.  Without limiting the

generality of the foregoing, Initio is current in all filings required under the Securities Exchange Act of 1934, as amended.

       m.Additional Representations.  Initio represents and

warrants that:

          i.   The investment to be consummated by Pioneer in

               Initio has been approved by it board of directors;

          ii.  Initio is NOT a real estate or real estate

               operating company;

          iii. Initio is NOT undergoing a bankruptcy liquidation;

          iv.  Initio and the Subsidiary are NOT domiciled in any

               country that is, at the time of the execution of

               this Agreement, a participant in an international

               boycott illegal under United States law or opposed

               by the United States government;

          v.   Initio is not an investment company or required to

               be registered under the Investment Company Act of

               1940; as amended;

          vi.  Initio conducts NO operations in Northern Ireland.

               For purposes of this Certificate, a corporation

               will be considered to be conducting operations in

               Northern Ireland if it has facilities and

               employees in Northern Ireland, either directly or

               through one or more subsidiaries and

          vii. Initio is NOT and shall NOT be engaged in any form

               of business in Iran which could be considered

               contrary to the foreign policy or national

               interests of the United States.

     7.   Receipt of Disclosure Documents.  Pioneer acknowledges

that it has received and reviewed copies of the following (the

Financial Statements) from Initio: (i) its Annual Report on

Form 10-KSB for the fiscal year ended April 30, 2001, and (ii)

its Quarterly Report on Form 10-QSB for the quarter ended January

31, 2002.

     8.   Representations of Pioneer.  Pioneer hereby represents

and warrants the following to Initio:

       (1)  Accredited Investor.  It is an accredited investor within the meaning of Rule 501 of the SEC under the Securities Act of

          1933, as amended (the Securities Act).

       (1)  (2)  Investment Purpose.  It is acquiring the Conversion

          Shares for its own account and not on behalf of others (except its limited partners) and has not granted any other person any right or option or any participation or beneficial interest in any of the Conversion Shares.  Pioneer acknowledges it

          understanding that the Conversion Shares constitute restricted securities within the meaning of Rule 144 of the SEC under the

          Securities Act, and that none of the Conversion Shares may be sold except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and acknowledges that it understands the meaning and effect of such restriction.  Pioneer is aware that no federal or state regulation agency or authority has passed upon the sale of the Conversion Shares or the terms of the sale or the accuracy or adequacy of any material being provided to Pioneer and that the price of the Conversion Shares was negotiated between Pioneer and Initio and does not necessarily bear any relationship to the underlying assets or value of

          Initio.  Pioneer understands that an investment in the Conversion

          Shares involves a high degree of risk.

       (c)    Authorization; Validity.  This Agreement has been

duly authorized and constitutes the valid and legally binding obligation of Pioneer in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency and other laws relating to or affecting creditors' rights

generally and subject also to general principles of equity

affecting the right to specific performance and injunctive

relief.

       (d)    Approvals.  No authorization or approval of, or

filing with, or compliance with any applicable order, judgment,

decree, statute, rule or regulation of, any court or governmental authority, or approval, consent, release or action of any third party, is required in connection with the execution and delivery by Pioneer of, or the performance or satisfaction of any

agreement of Pioneer contained in or contemplated by, this

Agreement.

     9.   Modifications.  This Agreement may not be modified or

discharged orally, but only in writing duly executed by the party to be charged.

     10.  Successors and Assigns.  All the covenants,

stipulations, promises and agreements in this Agreement shall bind the parties' respective successors and assigns, whether so expressed or not.

     11.  Headings.  The headings of the various sections of this

Agreement are for convenience of reference only and shall in no way modify any of the terms or provisions of this Agreement.

     12.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     13.  Pronouns. All pronouns contained herein, and any

variations thereof, shall be  deemed to refer to the masculine,

feminine or neutral, singular or plural, as the identity of the parties hereto may require.

     14.  Notices.  All notices, requests, demands and other

communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by overnight delivery service and telecopier, addressed to the parties at their respective addresses set forth or

referred to on the first page of this Agreement, with copies to their respective counsel, Milberg Weiss Bershad Hynes & Lerach

LLP, Attention: Arnold N. Bressler, Esq., One Pennsylvania Plaza,

New York, New York 10119 (fax no. (212) 868-1229), in the case of

Initio; and Kenneth Lerman, Esq., 651 Day Hill Road, Windsor,

Connecticut 06095 (fax no. (860) 285-0139) in the case of

Pioneer, or to such other person or address as may be designated by like notice hereunder.  The current fax numbers of Initio and

Pioneer are (201) 462-9047 and (860) 285-0139, respectively.





             [THIS SPACE INTENTIONALLY LEFT BLANK]

     15.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this

Agreement as of the date first written above.


INITIO INC.
                                   PIONEER VENTURES ASSOCIATES
                                   LIMITED PARTNERSHIP
By: /s/ Martin Fox
     Martin Fox, President         By:   Ventures Management
                                            Partners, LLC, Its
                                            General Partner

                                   By: Pioneer Ventures Corp.,
                                     Its Managing Member

                                   By: /s/ John F. Ferraro
                                        John F. Ferraro
                                        Managing Director

                                                        Exhibit A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER

 THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED,

 SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE

                         WITH SUCH LAWS.



 NEITHER THIS CERTIFICATE NOR ANY RIGHTS GRANTED OR ANY INTEREST

EVIDENCED THEREBY IS TRANSFERABLE EXCEPT AS EXPRESSLY PROVIDED IN

                        THIS CERTIFICATE

No.                                                             1

880,000 Rights

              VALUE SUPPORT RIGHTS WITH RESPECT TO

                      THE COMMON SHARES OF

                           INITIO INC.

                     (A Nevada Corporation)



MANDATORILY REDEEMABLE AFTER 5:00 P.M. EASTERN TIME, ON APRIL 29,

2004.

  Initio  Inc.,  a  Nevada  corporation (the  "Company"),  hereby certifies  that  Pioneer Ventures Associates Limited  Partnership

(the  "Registered Holder"), is the owner of 880,000 Value Support

Rights  ("Rights")  with respect to the market  price  of  Common

Shares,  par value $.01 per share, of the Company (the "Shares"),

as  represented by this Certificate, but subject to the terms set forth below:

  Rights.

  The  Rights  have  been  issued to  the  Registered  Holder  as additional  consideration pursuant to the Agreement  between  the

Company  and  the  Registered Holder dated the date  hereof  (the

"Agreement").   The  Rights are subject  to  the  terms  of  this

Certificate and to the terms of the Agreement.  In the  event  of any  inconsistency between the terms of this Certificate, on  one hand,  and  the  terms of the Agreement, on the other  hand,  the

latter  shall  control.  The  Rights  granted  hereby  are   non-

transferable,  except to the general partner  of  the  Registered

Holder and the limited partner of the Registered Holder.  In  the event  that prior to the Redemption Date (as defined below),  the

Registered  Holder sells, assigns, transfers or disposes  in  any way of any of the Conversion Shares (as defined in the Agreement)

except  to the general partner of the Registered Holder, and  the limited partner of the Registered Holder, the Rights that  relate to  such  Conversion Shares so disposed of will be  automatically canceled  and will be  of no further force or effect without  the necessity of any action by the Company or the Registered Holder.

Redemption.

  On  April 29, 2004 (the "Redemption Date"), the Rights  reduced in  proportion to the number of Conversion Shares (as defined  in the  Agreement) then held by the Registered Holder will,  if  and only  to  the  extent such Rights have value according  to  their terms,  entitle the Registered Holder to receive from the Company in  redemption of such Right a consideration payable in  cash  or

Shares  at  the  Option  of the Company equal  in  value  to  the

Redemption Rate (as defined below).

  Election  by  the  Company to Redeem in Cash, Shares  or  Other

Securities.

  (a)   Within  ten  (10) business days following the  Redemption

Date,  the  Company,  in its sole discretion,  shall  elect  with respect  to the Rights of the Registered Holder to make  payment,

if  any  is  due  and  payable with respect to this  Certificate,

either _ in cash or _ by issuing Shares, by written notice  given within  such 10-day period to the Registered Holder at  its  last address  on  the books and records of the Company.  The  date  of such  election by the Company is hereinafter referred to  as  the

"Rights Election Date."

  (b)  In the event the Company elects to make payment in Shares,

such  Shares shall be valued at the average last sale  price  for the Shares or the average of the last bid and last ask  price for such  Shares with respect to any trading day on which the  Shares were  not  traded, on the Nasdaq SmallCap Market, or  such  other market  as  shall then constitute the primary market  for  Shares

(the  "Primary Market"), during the  last ten consecutive trading days ending on the Redemption Date (the "10-Day Average").

  Redemption Rate.

  The  value of each Right (the "Redemption Rate") shall, subject to  adjustment as provided in section 8 below, be  equal  to  the difference between (i) $1.70 and (ii) the 10-Day Average.

  Maximum/Minimum Number of Shares that can be Issued.

  (a)  If  the  last sale price per share of the Shares,  or  the average  of the last bid and last ask price for such Shares  with respect  to any trading day on which the Shares were not  traded,

is  at least $1.75 (as adjusted pursuant to section 8 below)  for five  of  eight  consecutive trading days on the  Primary  Market during  the period beginning on the date of this Certificate  and ending  on  the  Redemption Date (the "Performance Period"),  the

Company  shall, subject the last sentence of this section  5  (a)

issue and deliver to the Registered Holder 120,000 shares of  its common  stock, provided, however, if by the Redemption Date,  the no  shares of the Company's common stock have been issued to  the

Registered  Holder, then the Company shall, subject to  the  last sentence  of this section 5 (a),  promptly issue and  deliver  to the  Registered  Holder 120,000 shares (as adjusted  pursuant  to

section  8  below).   Any  shares of the Company's  common  stock

issued  pursuant  to  this  Section 5 (a)  shall  hereinafter  be referred to as "Additional Shares".  Any Additional Shares issued pursuant  to the forgoing sentence shall be reduced in proportion to  the Conversion Shares issued to the Registered Holder  as  of the  date  hereof and then held by it. To receive the  Additional

Shares, the Registered Holder shall surrender this Certificate to the  Company  and provide the Company with such  evidence  as  it shall  reasonably require showing that the Registered  Holder  is

still   the  owner  of  the  Conversion  Shares  to  which   this

Certificate  relates, and the Company shall, promptly  after  the receipt  of  this Certificate and the evidence required  by  this section,  deliver to the Registered Holder the Additional  Shares

and    this  Certificate  shall  have  no  value  and  shall   be

automatically  canceled and the Company shall have  no  liability under this Certificate.

  (b)  Notwithstanding anything to the contrary herein, the total number  of Shares issued  under this Certificate will not  exceed

820,000  shares  of  the Company's common  stock  (including  the issuance  of  the Additional Shares) and shall not be  less  than

120,000   shares  of  the  Company's  common  stock  reduced   in

proportion  to  the  number of Conversion Shares  issued  to  the

Registered  Holder as of the date hereof and  then  held  by  the

Registered Holder.

  Redemption Procedures.

  Not  later than twenty (20) days after the Rights Election Date

(the "Deposit Date"), the Registered Holder shall surrender  this

Certificate  to the Company, together with such evidence  as  the

Company  shall  reasonably require showing  that  the  Registered

Holder is still the owner of the Conversion Shares to which  this

Right  relates, and the Company shall then promptly deliver  such cash  or  Shares  (or Other Securities), in accordance  with  its election,  to the Registered Holder for payment of the Redemption

Rate  for  each  Right  in  accordance with  the  terms  of  this

Certificate  and this Certificate shall thereupon be deemed fully paid and shall be null and void and.

  Distribution  of  the Common Stock of Initio Acquisition  Corp.

In  the  event  that the common sock of Initio Acquisition  Corp.

("Acquisition Corp."), the Company's wholly owned subsidiary,  is distributed to the shareholders of the Company, the Company  will notify  the  Registered  Holder, in writing,  to  surrender  this

Certificate. Upon the surrender of the Certificate,  the  Company will  issue  to  the  Registered  Holder  two  Certificates  (one representing rights to shares of the common sock of  Initio  Inc.

and  one certificate representing rights to shares of the  common sock  of Acquisition Corp.) that will have substantially the same terms  as  the  surrendered Certificate, provided,  however,  the

Redemption Rate and the number of shares of the common  stock  of the  Company that could  be issued hereunder will be adjusted  in proportion  to  the  relative book  values  of  the  Company  and

Acquisition Corp. immediately prior to such distribution.

  Adjustments.

  (a)  If, at any time during the Performance Period, the Company shall  pay or make a dividend or other distribution with  respect to  Shares (including by way of reclassification of any  Shares),

the  Redemption  Rate  shall  be calculated  by  multiplying  the

Redemption Rate otherwise determined in accordance with section 4 above by a fraction, (i) of which the numerator shall be the  sum of  the number of Shares outstanding at the close of business  on the  date  fixed for such determination, excluding the effect  of such  dividend or distribution, plus the total number  of  Shares constituting  such dividend or other distribution,  and  (ii)  of which  the  denominator shall be the number of Shares outstanding

at   the   close  of  business  on  the  date  fixed   for   such

determination,   excluding  the  effect  of  such   dividend   or

distribution.

  (b)  In  the  event  that, at any time during  the  Performance

Period, all Shares outstanding shall be subdivided or split  into a  greater  number of Shares, the amounts used to  calculate  the

Redemption   Rate  in  accordance  with  section   4   shall   be

proportionately  decreased, and, conversely, in the  event  that,

during such period, all outstanding Shares shall be combined into a  lesser  number  of Shares, the amounts used to  calculate  the

Redemption  Rate  in accordance with section  4  above  shall  be proportionately increased.

  (c)  For the purposes of this section, the number of Shares  at any  time  outstanding  shall  not include  shares  held  in  the treasury of the Company and the number of shares constituting any

such   dividend  or  other  distribution  shall  include   shares

represented by cash issued in lieu of fractional Shares.

  (d)  The  Company shall provide the Registered Holder with  its calculation of any adjustments made pursuant to this  section  at least ten days before the Deposit Date.

  Replacement of Certificates.

  Prior   to  the  Redemption  Date,  upon  receipt  of  evidence

reasonably  satisfactory  to  the Company  of  the  loss,  theft,

destruction or mutilation of this Certificate and (in the case of loss,  theft  or  destruction)  upon  delivery  of  an  indemnity agreement  (with  surety  if reasonably required)  in  an  amount reasonably  satisfactory  to the Company,  or  (in  the  case  of mutilation) upon surrender and cancellation this Certificate, the

Company  will issue, in lieu thereof, a new Certificate  of  like tenor.

  No Transfers, etc.

   (a)  The Registered Holder may change its address as shown  on the  rights  register by written notice to the Company requesting such change.

  (b)  The  Rights represented by this Certificate shall  not  be transferable by the Registered Holder and shall be redeemed  only in  favor of the Registered Holder, except  as expressly provided in  section  1,above.  The Rights represented by this Certificate shall  not be assigned, pledged or hypothecated in any way (other than  by operation of law prior to the Redemption Date) and shall

not  be subject to execution, attachment or similar process.   In

the  event of a transfer of the Rights to the General Partner  or the  Limited Partner prior to the Redemption Date, the transferee must  give  notice to the Company of such transfer including  the name  of  the  transferee and the number of Rights so transferred and  surrender this Certificate to the Company and  provide  such other documents as the Company shall reasonably require to assure compliance with this section. The Company will then in accordance with the notice of such transfer promptly issue new  certificates

having   substantially  the  same  terms   as   the   surrendered

certificates, provided the number of Rights and Additional Shares

represented  by  the  new  certificates  shall  be  adjusted   in

proportion  to  the number of Rights transferred.  Any  attempted transfer,  assignment, pledge, hypothecation or other disposition of  this  Certificate or of any Rights granted hereunder contrary to  the provisions of this section, or the levy of any attachment or  similar  process upon this Certificate or any Rights  granted thereby, shall be null and void.

  Mailing of Notices, etc.

  All  notices and other communications from the Company  to  the

Registered Holder with respect to this Certificate or any  Rights granted  thereby  shall  be  mailed by first-class  certified  or registered mail, postage prepaid, to the address furnished to the

Company  in writing by the Registered Holder of this Certificate.

All  notices and other communications from the Registered  Holder of  this  Certificate or in connection herewith  to  the  Company shall  be  mailed  by first-class certified or  registered  mail,

postage  prepaid,  to the Company at 10 Henry Street,  Teterboro,

New  Jersey 07608 with a copy to counsel for the Company, Milberg

Weiss  Bershad  Hynes & Lerach LLP, One Pennsylvania  Plaza,  New

York, New York 10119 Attn.: Arnold N. Bressler, Esq.

  No Rights as Stockholder.

  The  Registered Holder of this Right shall not have or exercise any  rights  as  a stockholder of the Company by virtue  of  this

Certificate or any Rights granted thereby.

  Governing Law.

  This  Certificate  and  the  Rights granted  thereby  shall  be governed  by  and construed in accordance with the  laws  of  the

State of Nevada without regard to its conflict of law rules.

  Acceleration of Liability and Liquidation of Damages.

  Unless earlier canceled pursuant to the provisions in section 4 of this Certificate, the Rights shall mature and become immediately payable upon (i) the filing by the Company of a voluntary petition for relief in bankruptcy or (ii) the filing of an involuntary petition against the Company for relief in bankruptcy by three or more creditors (the "Accelerated Redemption Date"). Notwithstanding anything provided in the previous sentence, in the event that the Company obtains an order dismissing such involuntary petition from the bankruptcy court in which the involuntary filing is made within ninety (90) days from the filing of the involuntary petition, the Redemption Date shall automatically be reinstated as the date upon which the Rights shall mature and become payable. Upon the Accelerated Redemption Date the Rights shall be immediately payable as a fully liquidated claim in the amount of $1.70 per Right, except to the extent provided in the second sentence of this section.


                    INITIO INC.



Dated: April 26, 2002              By: /s/ Martin Fox
                                   Martin Fox, President
                                                        Exhibit B

              AMENDED AND RESTATED VOTING AGREEMENT


  AMENDED and RESTATED VOTING AGREEMENT dated as of the 26th day of April, 2002 by and between PIONEER VENTURES ASSOCIATES LIMITED

PARTNERSHIP, having an office at 651 Day Hill Road, Windsor,

Connecticut 06095 ("PVALP"), and the persons and entities set forth on the signature page hereof (collectively hereinafter referred to as the "Principal Shareholders").

  WHEREAS, the Principal Shareholders have sole or shared voting power over the common shares, $.01 par value per share ("Common

Shares"), of Initio, Inc. (the "Company") as more specifically set forth in Exhibit A attached hereto;

  WHEREAS, PVALP and the Principal Shareholders are parties to the Voting Agreement dated as of the 25th day of February, 1998

(the "Voting Agreement");

  WHEREAS, pursuant to a certain agreement dated the date hereof between PVALP and the Company (the "Agreement"), PVALP is

exercising its option to convert the Debentures (as defined in the Agreement);

  WHEREAS, the execution of this Amended and Restated Voting

Agreement is a condition to the transactions provided for in the

Agreement.

  WHEREAS, PVALP and the Principal Shareholders desire to amended and restate the Voting Agreement as provided herein;

  NOW, THEREFORE, in consideration of the mutual promises

contained herein, the parties hereto agree as follows:

  1.  Voting Agreement.  The Voting Agreement is amended and restated as provided herein.

  2.Voting by Principal Shareholders.

     (a) Each of the Principal Shareholders hereby agree to vote to approve the Agreement and the transactions contemplated

thereby.

     (b) Each of the Principal Shareholders agrees that, so long as PVALP shall own Conversion Shares (as defined in the

Agreement) that are equal to or greater than 5% of the issued and outstanding common stock of the Company, each of them shall vote all of his or its Common Shares, whether now owned or hereafter acquired, for the election as a director(s) of the Company of the designee(s) of PVALP in accordance with paragraph 5 entitled

"Agreements Concerning Directors" of the Agreement at any meeting of the Company's shareholders (or by written consent in lieu of a shareholder meeting) at which such designee shall be nominated as a director.

  3.Transfer of Common Shares to Affiliates.  During the term of this Amended and Restated Voting Agreement, neither the Principal

Shareholders nor any other person who shall become a party to or bound hereby shall transfer any Common Shares, whether now or hereafter acquired by him, (i) to any affiliate, as hereinafter defined, without first obtaining the written agreement of such affiliate to be bound by and subject to the terms and conditions of this Amended and Restated Agreement, with the same force and effect as if such person were named as a party to this Amended and Restated Agreement or as a Principal shareholder hereunder or

(ii) pursuant to a registration statement without the prior

written approval of PVALP, which approval shall not be

unreasonably withheld.  The term "affiliate" shall mean (a) any spouse, parent, parent-in-law, grandparent, child, grandchild,

sibling, uncle, aunt, niece, nephew or first cousin of the

transferor or (b) any person which the transferor directly or indirectly controls or (c) any transfer to a person if the

transferor remains a beneficial owner, as that term is used in

Section 13(d) of the Securities Exchange Act of 1934, as amended,

of the transferred shares.

  4.Other Transfers of Common Shares.  Except for a transfer pursuant to Paragraph 3 of this Amended and Restated Voting

Agreement, nothing herein shall be construed to prohibit any transfer of Common Shares owned by any party hereto.

  5.Violation of Agreement; Consent to Injunctive Relief.  Each

of the Principal Shareholders recognizes and agrees that any violation of any of his obligations set forth herein would cause irreparable damage which could not be compensated by monetary damages.  Accordingly, in the event of any breach of a Principal

Shareholder's obligations under this Amended and Restated Voting

Agreement, such Principal Shareholder consents to the entry of injunctive relief by a court of competent jurisdiction

restraining any such violation or threatened violation in

addition to any other remedies available at law or in equity.

  6.Representations.  Each of the Principal Shareholders

represents and warrants that, at the date hereof, he or it is the sole record and beneficial owner of the Common Shares set forth opposite his or its name on Exhibit A to this Amended and

Restated Voting Agreement.  Each of the Principal Shareholders

represents that it is not the beneficial owner of any Common

Shares not disclosed herein, whether held directly or through any affiliate, other than Common Shares, which the trustee (other than Martin Fox and Daniel DeStefano) of a trust which is a

Principal Shareholder may own for his own account or which a

Principal Shareholder may own as a trustee for unrelated third parties.

  7.Further Assurances.  From and after the date of this Amended and Restated Voting Agreement, the parties hereto shall from time to time, at the request of any other party and without further consideration, do, execute and deliver, or cause to be done,

executed and delivered, all such further acts, things and

instruments as may be reasonably requested or required more

effectively to evidence and give effect to the transactions

provided for in this Agreement.

  8.Notices.  All notices, requests, demands and other

communications required or permitted under this Amended and

Restated Voting Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed by first class registered or certified mail return receipt request,

or by first class mail or overnight courier if received,

addressed to the parties at their respective addresses set forth on this first page of this Amended and Restated Voting Agreement,

or to such other person or address as may be designed by like notice hereunder.

  9.Modifications.  This Amended and Restated Voting Agreement

may not be modified or discharged orally, but only in writing duly executed by the party to be discharged.

  10. Successors and Assigns.  All the covenants, stipulations,

promises and agreements in this Amended and Restated Voting

Agreement shall bind the parties' respective heirs, successors and assigns, whether so expressed or not.

  11. Headings.  The headings of the various sections of this

Amended and Restated Voting Agreement are for convenience of reference only and shall in no way modify any of its terms or provisions.

  12. Governing Law.  This Amended and Restated Voting Agreement

shall be governed by and construed in accordance with the laws of the State of Nevada applicable to instruments made and to be performed entirely within such State.

  13. Counterparts.  This Amended and Restated Voting Agreement

may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have duly executed this

Agreement as of the date and year first above written.

               PIONEER VENTURES ASSOCIATES
               LIMITED PARTNERSHIP
               By:  Ventures Management
                       Partners, LLC
                       Its General Partner
                    By: Pioneer Ventures Corp.,
                           Its Managing Member


               By:                  /s/ Robert A. Lerman
                                       Robert A. Lerman,
President

                                        /s/ Martin Fox
                                Martin Fox


                                  /s/ Daniel DeStefano
                                Daniel DeStefano

               DANIEL DESTEFANO RETIREMENT PLAN TRUST


               By:                 /s/ Daniel DeStefano
                                Daniel DeStefano, Trustee


               MARTIN FOX RETIREMENT PLAN TRUST



               By:                  /s/ Martin Fox
                                Martin Fox, Trustee


               LFM ASSOCIATES, INC. RETIREMENT TRUST



               By:                   /s/ Martin Fox
                                 Martin Fox, Trustee


               SAMANTHA FOX TRUST



               By:                   /s/ Martin Fox
                                 Martin Fox, Trustee


               JOSHUA FOX TRUST


               By:                   /s/ Martin Fox
                                 Martin Fox, Trustee



               DeSTEFANO CHILDREN'S TRUST



               By:                  /s/ Alfred DeStefano
                         Alfred DeStefano, Trustee


                            EXHIBIT A

                               to

              AMENDED AND RESTATED VOTING AGREEMENT


                     Principal Shareholders




                 Name                        No. of Shares

Daniel DeStefano                                577,362

Daniel DeStefano Retirement Plan Trust           72,638
Trustee: Daniel DeStefano

DeStefano Children Trust                        530,546
c/o John McConeghy
42 Sterling Lane
Wayne, New Jersey 07470
Trustees:   John McConeghy
                  Alfred DeStefano

Martin Fox                                     1,034,808

Martin Fox Retirement Plan Trust                101,796

LFM Associates, Inc. Retirement Trust

Samantha Fox Trust                               45,449
Trustees: Martin Fox, Rita Fox, Melvyn
I. Weiss

Joshua Fox Trust                                 56,535
Trustees: Martin Fox, Rita Fox, Melvyn
I. Weiss





                          INITIO, INC.




                             PROXY




Annual Meeting of Shareholders - Monday, July 8, 2002


  The undersigned shareholder of Initio, Inc. (the "Company")

hereby appoints Martin Fox and Daniel DeStefano, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the

undersigned at the close of business on May 29, 2002 at the

Annual Meeting of Shareholders of the Company to be held at the office of Initio, Inc., 10 Henry Street, Teterboro, New Jersey

07608, at 11:00 a.m., local time, on Monday, July 8, 2002, and at any and all adjournments thereof, with all the powers the

undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.



(Please fill in the reverse side and return promptly in the

enclosed envelope.)

Please mark boxes  n or x in blue or black ink.

1.   Election of Directors.

FOR the nominee o

WITHHOLD authority for the nominee o

Nominee for Director: Robert Lerman.

2.Proposal to approve the agreement between the Company and Pioneer Ventures Associates Limited Partnership.

  For o       Against o      Abstain o

3.Proposal to approve the selection of Rogoff & Co. P.C. as the Company's independent auditors for the fiscal year ending
  April 30, 2002.

  For o       Against o      Abstain o

4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE
ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

[Sign, Date and Return the      SIGNATURE(S) should be exactly
Proxy Card Promptly Using       as name or names appear on this
the Enclosed Envelope.]         proxy.  If stock is held
                                jointly, each holder should
                                sign.  If signing is by
                                attorney, executor,
                                administrator, trustee or
                                guardian, please give full
                                title.


                                   Dated ______________________


                                   ___________________________
                                   Signature


                                   ____________________________
                                   Signature

_______________________________